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                                                                    EXHIBIT 10.2

                                                                  Execution Copy

                      FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of November 1, 2001 (this "Amendment") is by and between BUCA, INC., a Minnesota corporation (the
       ---------
"Borrower"), the banks which are signatories to the Credit Agreement defined
 --------
below (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA,
                                                      -----
N.A., a national banking association ("BofA"), as one of the Banks and as agent
                                       ----
for the Banks (in such capacity, the "Agent"), FLEET NATIONAL BANK, a national
                                      -----
banking association ("Fleet"), as one of the Banks, and BRANCH BANKING AND TRUST
                      -----
COMPANY, a North Carolina banking corporation ("Branch"), as one of the Banks.
                                                ------

                                   RECITALS
                                   --------

     1. The Agent, Banks and the Borrower entered into a Credit Agreement dated as of August 28, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
                                 ----------------


     2. The Borrowers and the Banks have mutually agreed to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1    Capitalized Terms.  Capitalized terms used herein and not
                  -----------------
otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2    Amendments.  The Credit Agreement is hereby amended or
                  ----------
 modified, as the case may be, as follows:

          Section 2.1  Definitions.
                       -----------

                  (a) The definition of "Letter of Credit Commitment" contained
                                         ---------------------------
          in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

                      "Letter of Credit Commitment":  $1,500,000.
                       ---------------------------

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                  (b)  The definition of  "Average Annual Comparable Restaurant
                                           ------------------------------------
          Sales Growth" contained in Section 1.1 of the Credit Agreement is
          ------------
          amended by adding the following proviso to the end of such definition:

                       ; provided, however, that the Total Restaurant Sales for Comparable Restaurants for each of the fiscal month ending September 30, 2001 and the fiscal month ending October 28, 2001 shall be deemed to equal the average of the Total Restaurant Sales for Comparable Restaurants for each of the twelve consecutive fiscal months ending August 26, 2001.

          Section 2.2  Deposit Accounts and Securities Accounts.  Section 5.16
                       ----------------------------------------
     of the Credit Agreement is amended by replacing the number "60" both times it appears in such section with the number "120".

          Section 2.3  Average Restaurant Annual Cash Flow.  Section 6.17 of the
                       -----------------------------------
     Credit Agreement is amended by adding the following proviso to the end of such section:

                  ; provided, however, that when calculating Restaurant Net Income for purposes of determining the Average Restaurant Annual Cash Flow for any date of determination from September 30, 2001 through March 31, 2002, the Borrower shall be permitted to add-back in to such Restaurant Net Income calculation non-recurring extraordinary charges in an amount not to exceed $2,147,000.

          Section 2.4  Interest/Operating Lease Payment Coverage Ratio.  Section
                       -----------------------------------------------
     6.18 of the Credit Agreement is amended in its entirety as follows:

                  Section 6.18  Interest/Operating Lease Payment Coverage Ratio.
                                -----------------------------------------------
          The Borrower will not permit the Interest/Operating Lease Payment Coverage Ratio to be less than (i) 2.50 to 1.00 as of September 30, 2001, (ii) 2.10 to 1.00 as of December 30, 2001, (iii) 2.15 to 1.00 as
          of March 31, 2002, (iv) 2.75 to 1.00 as of June 30, 2002 and of the last day of each fiscal quarter thereafter; provided, however, that when calculating EBIT for purposes of determining the Interest/Operating Lease Payment Coverage Ratio for any date of determination from September 30, 2001 through March 31, 2002, the Borrower shall be permitted to add-back in to such EBIT calculation non-recurring extraordinary charges in an amount not to exceed $2,147,000.

          Section 2.5  Fixed Charge Coverage Ratio.  Section 6.19 of the Credit
                       ---------------------------
     Agreement is amended by adding the following proviso to the end of such section:

               ; provided, however, that when calculating Annualized EBITDA for purposes of determining the Fixed Charge Coverage Ratio for

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                 any date of determination from September 30, 2001 through March
                 31, 2002, the Borrower shall be permitted to add-back in to such Annualized EBITDA calculation non-recurring extraordinary charges in an amount not to exceed $2,147,000.

          Section 2.6  Cash Flow Leverage Ratio.  Section 6.20 of the Credit
                       ------------------------
     Agreement is amended by adding the following proviso to the end of such section:

                 ; provided, however, that when calculating Annualized EBITDA for purposes of determining the Cash Flow Leverage Ratio for any date of determination from September 30, 2001 through March 31, 2002, the Borrower shall be permitted to add-back in to such Annualized EBITDA calculation non-recurring extraordinary charges in an amount not to exceed $2,147,000.

     Section 3   Effectiveness of Amendments.  The amendments and
                 ---------------------------
modifications contained in this Amendment shall become effective (the "Effective
                                                                       ---------
Date") upon delivery by the Borrower of, and compliance by the Borrower with,
----
the following:

          (a)    This Amendment duly executed by the Borrower and the Banks.

          (b) A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated August 28, 2001, 2001, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          (c) A reaffirmation by each Guarantor of the Guaranty entered into by such Guarantor, in form and substance satisfactory to the Agent.

          (d) The Borrower shall have satisfied such other conditions as specified by the Banks, including payment of all invoiced legal fees and expenses incurred by the Banks through the date of this Amendment in connection with the Credit Agreement.

     Section 4   Representations; No Default.  The Borrower hereby represents
                 ---------------------------
that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and (b) there will exist no Default or Event of Default which has not been waived by the Banks. The

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Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and any other statement, instrument or transaction contemplated hereby or relating hereto, and has duly authorized the execution and delivery of this Amendment and any other statement, instrument or transaction contemplated hereby or relating hereto by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, neither this Amendment, any other statement, instrument or transaction contemplated hereby or relating hereto, nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment and any other statement, instrument or transaction contemplated hereby or relating hereto, or the performance of obligations of the Borrower herein or therein described. The Borrower represents and warrants that this Amendment and any other statement, instrument or transaction contemplated hereby or relating hereto are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to general principles of equity. The Borrower warrants that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank as to any obligations of the Borrower to the Banks.

     Section 5    Affirmation of Amended and Restated Credit agreement, Further
                  -------------------------------------------------------------
References, Affirmation of Security Interest. The Banks and the Borrower each
--------------------------------------------
acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Banks under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 6    Merger and Integration, Superseding Effect.  This Amendment,
                  ------------------------------------------
from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

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     Section 7    Severability.  Whenever possible, each provision of this
                  ------------
Amendment and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective, valid and enforceable under the laws of the State of Illinois, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or relating hereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 8    Successors.  This Amendment shall be binding upon the
                  ----------
Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

     Section 9    Legal Expenses.  The Borrower agrees to reimburse the Banks,
                  --------------
upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment and the Credit Agreement, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 10   Headings.  The headings of various sections of this Amendment
                  --------
have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section 11   Counterparts.  This Amendment may be executed in several
                  -----------
counterparts as denecessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

     Section 12   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE
                  -------------
INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.



                    [The next page is the signature page.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWER:                     BUCA, INC.

                              By         /s/ Greg A. Gadel
                                    -----------------------------
                              Title           CFO
                                    -----------------------------

                              Address:
                              Attention: Greg A. Gadel
                              1300 Nicollet Avenue
                              Suite 5003
                              Minneapolis, MN 55403
                              Telephone No.:  (612) 288-2382
                              Telecopier No.: (612) 827-6446


BANKS:                        BANK OF AMERICA, N.A.,
                              as the Agent

                              By      /s/ David A. Johanson
                                    -----------------------------
                              Title       Vice President
                                    -----------------------------

                              Address:
                              Attention: David Johanson
                              IL1-231-06-13
                              231 South LaSalle Street
                              Chicago, IL 60697
                              Telephone No.:  (312) 828-2731
                              Telecopier No.: (312) 828-1974


                              BANK OF AMERICA, N.A.,
                              as a Bank

                              By     /s/ William S. Richards, Jr.
                                    -----------------------------
                              Title    Senior Vice President
                                    -----------------------------

                              Address:
                              Attention: William S. Richards, Jr.
                              IL1-231-06-13
                              231 South LaSalle Street
                              Chicago, IL 60697
                              Telephone No.:  (312) 828-2731
                              Telecopier No.: (312) 828-1974

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                              FLEET NATIONAL BANK,
                              as a Bank

                              By         /s/ Lori H. Jou
                                    ------------------------------
                              Title       Vice President
                                    ------------------------------

                              Address:
                              Attention: Lori H. Jou
                              MADE 10008H
                              100 Federal Street
                              Boston, MA 02110
                              Telephone No.:  (617) 434-3898
                              Telecopier No.: (617) 434-0637


                              BRANCH BANKING AND TRUST COMPANY,
                              as a Bank

                              By         /s/ Cory Boyte
                                    ------------------------------
                              Title            VP
                                    ------------------------------

                              Address:
                              Attention: Cory Boyte
                              110 South Stratford Road
                              Suite 301
                              Winston-Salem, NC 27104
                              Telephone No.:  (336) 733-3259
                              Telecopier No.: (336) 733-3254


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